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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 18, 2003

                              MYMETICS CORPORATION
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                            (State of Incorporation)



               000-25132                         25-1741849
       (Commission File Number)     (I.R.S. Employer Identification No.)

                            14, RUE DE LA COLOMBIERE
                             1260 Nyon, SWITZERLAND
                    (Address of principal executive offices)

                               ROUTE DU BOIRON 65
                             1260 Nyon, SWITZERLAND
                                (Former Address)

                               150 CHESTNUT STREET
                         PROVIDENCE, RHODE ISLAND 02903
                                (Former Address)

                         706 GIDDINGS AVENUE, SUITE 1 C
                         ANNAPOLIS, MARYLAND 21401-1472
                                (Former Address)

                       50-52 AVENUE DU CHANOINE CARTELLIER
                         69230 SAINT-GENIS LAVAL, FRANCE
                                (Former Address)


                               011 41 22 363 13 10
              (Registrant's telephone number, including area code)


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PART II. OTHER INFORMATION

ITEM  5. OTHER  EVENTS.

On February 23, 2004, one of the investors referred to in our Form 8-K filed on February, 20, 2004 accepted to acquire an additional 2,500,000 common shares of Mymetics Corporation at 0.10 USD per share, bringing his total investment to 3,000,000 common shares of Mymetics Corporation. The transaction was closed, and the funds received, on February 24, 2004.

In addition of the common shares thus subscribed and in consideration of the fact that the market value of the Mymetics share was fluctuating around USD 0.05 between December 24, 2003 and February 24, 2004, this investor further received a warrant irrevocably entitling him to acquire before July 31, 2004, 2,500,000 common shares of the Company for the same price of USD 0.10 per share.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 19, 2004                       MYMETICS CORPORATION


                                         By: /s/ Christian Rochet
                                            -------------------------------
                                            Christian Rochet,
                                            President,
                                            Chief Executive Officer